UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 11, 2021

SPLASH BEVERAGE GROUP, INC.
(Exact Name of Registrant as Specified in Its Charter)

Colorado
(State or Other Jurisdiction of Incorporation)

000-55114	34-1720075
(Commission File Number)	(IRS Employer Identification No.)

1314 East Las Olas Blvd, Suite 221 Fort Lauderdale, Florida 33316
(Address of Principal Executive Offices)

(954) 745-5815
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, No Par Value	SBEV	NYSE American LLC
Warrants to purchase shares of common stock	SBEV-WT	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to Vote of Security Holders

Splash Beverage Group, Inc. (the “Company”) held a virtual special meeting of its shareholders on October 11, 2021 (the “Special Meeting”). At the Special Meeting, the Company’s stockholders approved (i) the reincorporation of the Company in Nevada; (ii) the appointment of Daszkal Bolton LLP as the company’s independent registered accounting firm for the fiscal year ended December 31, 2021; and (iii) proposal to adjourn the Special Meeting, if necessary, to solicit additional proxies.

As of the close of business on August 16, 2021, the record date for the Special Meeting, there were 30,522,827 of the Company’s common shares outstanding and entitled to vote. 17,400,275 of the Company’s common shares were represented at the Special Meeting by proxy or by attending the Special Meeting, representing approximately 57.01% of Company’s common shares outstanding as of the record date and entitled to vote at the Special Meeting, which constituted a quorum to conduct business at the Special Meeting. Virtual attendance at the Special Meeting constituted presence in person for purposes of satisfying the quorum and voting requirements. The following are the final voting results on the proposals.

Proposal 1:	To approve the reincorporation of the Company in Nevada (the “Reincorporation”):

Votes For	Votes Against	Abstentions
17,323,640	20,606	56,209

Proposal 2:	To ratify and approve the appointment of Daszkal Bolton LLP as Company’s independent registered accounting firm for the fiscal year ended December 31, 2021:

Votes For	Votes Against	Abstentions
17,390,996	3,023	6,256

Proposal 3:	To approve a proposal to adjourn the Special Meeting, if necessary, to solicit additional proxies for approval of the proposal set forth in proposal number 1 or the other proposals:.

Votes For	Votes Against	Abstentions
17,282,044	56,053	62,178

With respect to Proposal 3, although Proposal 3 would have received sufficient votes to be approved, no motion was made because the adjournment of the Special Meeting was determined not to be necessary or appropriate.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 13, 2021

SPLASH BEVERAGE GROUP, INC.

/s/ Robert Nistico
Robert Nistico Chief Executive Officer